SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Check the appropriate box:

[X]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]      Definitive Information Statement

                          DYNAMIC HEALTH PRODUCTS, INC.
                (Name of Registrant As Specified In Its Charter)

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         [X]   No fee required.
         [ ]   Fee computed on table below per Exchange Act Rules 14c-5(g)
         and 0-11.
           1)  Title of each class of securities to which transaction applies:

           2)  Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4) Proposed maximum aggregate value of transaction:

           5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)     Amount Previously Paid:

           2)     Form, Schedule or Registration Statement No.:

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


                          DYNAMIC HEALTH PRODUCTS, INC.
                              6950 BRYAN DAIRY ROAD
                                 LARGO, FL 33777

Dear Fellow Shareholders:

         This Information Statement is furnished in connection with the approval of Articles of Restatement of the Articles of Incorporation of Dynamic Health Products, Inc., the classification of directors, and the adoption of the Company's 1999 Stock Option Plan, all of which were approved by the Written Consent of the record holders of more than a majority of the issued and outstanding shares of voting securities of the Company. The Articles of Restatement amend the Company's old Articles of Incorporation, as previously amended, as described in this Information Statement.

         Dated:  March     , 1999.

                                               Sincerely,

                                               DYNAMIC HEALTH PRODUCTS, INC.

                                               By:/s/ JUGAL K. TANEJA
                                                  ------------------------------
                                                   As Chairman of the Board

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

Letter to Shareholders...............................................     Cover

General..............................................................        1

Voting Securities....................................................        3

Executive and Director Compensation..................................        3

Principal Shareholders...............................................        6

Matters Acted Upon...................................................        8
       Amendments to Old Articles....................................        8
       Classification of Directors...................................       15

Approval of 1999 Stock Option Plan...................................       15

Attachments:

       Notice of Shareholder Written Consent to Action...............      A-1
       Shareholder Written Consent to Action.........................      A-2
       Articles of Restatement.......................................      A-4
       1999 Stock Option Plan........................................      B-1

                                   PRELIMINARY
                              INFORMATION STATEMENT

                 WITH REGARD TO WRITTEN CONSENT OF SHAREHOLDERS

                          DYNAMIC HEALTH PRODUCTS, INC.

         THIS INFORMATION STATEMENT IS PROVIDED TO YOU TO COMPLY WITH THE REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.

                                     GENERAL

         The date of this Information Statement is March , 1999. This Information Statement is first being mailed to shareholders on or about March , 1999.

         The principal executive offices of Dynamic Health Products, Inc. (the "Company") are located at 6950 Bryan Dairy Road, Largo, FL 33777.

         Management of the Company has determined that it is advisable for the Company to amend and restate its Articles of Incorporation (the "Old Articles") by proposing to the shareholders for approval Articles of Restatement (the "Restated Articles") which:

                  (a) classify the Board of Directors into three classes, as nearly equal in number as possible;

                  (b) provide that directors may be removed only with the approval of the holders of at least 75% of the voting power of the Company entitled to vote generally in the election of the directors;

                  (c) provide that any vacancy on the Board shall be filled by the majority of the directors then in office, although less than a quorum;

                  (d) require that a special meeting of shareholders can only be called by the chairman, the Board of Directors or at the request of the holders of at least 35% of the shares entitled to vote at the special meeting;

                  (e) require advance notice of shareholder introduction of business at shareholder meetings;

                  (f) increase the shareholder vote required to alter, amend or repeal the foregoing amendments to the Articles from a majority to 75% of the voting power of the Company;

                  (g) eliminate provisions of the Old Articles negating the existence of preemptive rights;

                  (h) delete provisions of the Old Articles which were of historical interest only;

                  (i) combine and re-word provisions of the Old Articles to better conform to the applicable provisions of ss.607.0202 of the Florida Business Corporation Act; and

                  (j) eliminate provisions of the Old Articles which reduced to a majority any requirement of the Florida Business Corporation Act which required a two-thirds vote of the Company's voting shares.

         The purpose of amendments (a) - (f) was to enhance the likelihood of continuity and stability of the Company's policies in the future, since a majority of the directors at any given time will have prior experience as directors. In addition, the Board believes those amendments will permit it to represent more effectively the interests of all shareholders in a variety of situations, including response to circumstances created by demands or actions by a substantial shareholder or shareholder group.

         The purpose of amendments (g) - (j) was to consolidate all prior amendments to the Old Articles in the Restated Articles as permitted under the Florida Business Corporation Act, and to amend or delete provisions of the Old Articles not consistent with or unnecessary under the provisions of the Florida Business Corporation Act or as otherwise determined by the Board of Directors to be in the best interests of the Company.

         Management also sought shareholder approval of its 1999 Stock Option Plan (the "Plan") because it intends to conduct a public offering of Common Stock and to list its Common Stock for trading on the Nasdaq National Market. Nasdaq rules require shareholder approval of compensatory plans such as the Plan as a condition of listing. In addition, since the Plan permits the Company to grant options in the form of incentive stock options, applicable provisions of the Internal Revenue Code of 1996 require shareholder approval of the Plan. The purpose of the Plan is to foster the success of the Company by making available Common Stock of the Company for purchase by officers, directors, employees of the Company and its affiliates and consultants to the Company, and thus to provide an additional incentive to such individuals to continue in the service of the Company or its affiliates and to give them a greater interest as shareholders in the success of the Company.

         The consent of the holders of a majority of the total outstanding voting shares was necessary to approve the Restated Articles, classify the Board of Directors and approve the Private Placement Memorandum. The owners of 2,340,541 shares of Common Stock, or approximately 60.86% of the issued and outstanding voting shares of the Company have approved by Written Consent to Action (the "Consent") the Restated Articles and the Plan. In connection with the approval of the Restated Articles, the shareholders also approved the classification of the existing directors of the Company. The Consent is not effective until twenty calendar days after this Information Statement is mailed to the remaining shareholders who are not signatories to the Consent. A copy of the executed form of the Consent (to which the Restated Articles are attached) is attached to the Notice of Shareholder Written Consent to Action, which is attached to this Information Statement as Attachment "A."

                                VOTING SECURITIES

         The outstanding classes of voting securities of the Company are its common stock, $.01 par value (the "Common Stock") and its Series A Convertible Preferred Stock, $.01 par value (the "Series A Preferred Stock"). The holders of Common Stock and the holders of Series A Preferred Stock vote as one class on all matters upon which they are entitled to vote. Each share of Common Stock and each share of Series A Preferred Stock are entitled to one vote on all matters upon which the shareholders are entitled to vote. At the close of business on March 11, 1999, 3,535,224 shares of Common Stock and 310,000 shares of Series A Preferred Stock were issued, outstanding, and entitled to vote.

         No record date was established for the determination of shareholders entitled to give their consent because none of the Company's voting securities are traded publicly. The determination of the security holders entitled to give consent was made based on the shareholder records of the Company and its transfer agent.

                       EXECUTIVE AND DIRECTOR COMPENSATION

         The following table sets forth certain information regarding compensation earned by Jugal K. Taneja (the "Named Executive Officer"), during the year ended March 31, 1998. Mr. Taneja served as the Company's Chief Executive Officer until June, 1998. No executive officer of the Company had total cash and non-cash compensation in excess of $100,000 during that year.

                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL COMPENSATION
                                                  FISCAL    -------------------
        NAME AND PRINCIPAL POSITION                YEAR     SALARY        BONUS
        ---------------------------                ----     ------        -----

Jugal K. Taneja, Chief Executive Officer........   1998     $75,000       $5,414
                                                   1997     $    -0-      $  -0-
                                                   1996     $    -0-      $  -0-

         On March 10, 1999, the Company's Board of Directors adopted the Company's 1999 Stock Option Plan, which has been approved by the Company's shareholders, subject to the mailing of an Information Statement in accordance with Securities and Exchange Commission rules. A copy of the Plan is attached as Exhibit B to the attached Shareholder Written Consent to Action. The purpose of the Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder return. The Plan provides for the grant to officers, directors, or other key employees and consultants of the Company of options to purchase up to an aggregate of 1,500,000 shares of Common Stock.

         The Plan may be administered by the board of directors or a committee of the Board (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the Plan. Options granted under the Plan may be "incentive stock options" as defined in Section 411 of the Internal Revenue Code of 1986 or so-called nonqualified options.

         The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Internal Revenue Code currently limits to $100,000 the aggregate value of Common Stock that maybe acquired in any one year pursuant to incentive stock options under the Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

         Subject to the limitations contained in the Plan, options become exercisable at such times and in such installments (but not less than 20% per year) as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason. No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934 may be exercised during the first six months after such option is granted.

         Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable would terminate three months (twelve months in the case of termination by reason of death or disability) following termination of employment. Any options which were not fully vested and exercisable on the date of such termination would immediately be cancelled concurrently with the termination of employment.

         Options granted under the Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The Plan is effective for ten years, unless sooner terminated or suspended.

         Commencing in March, 1999, the Company reimburses each director for reasonable expenses incurred in attending meetings of the Company's Board of Directors. Directors currently receive no other compensation for their services as directors. Following completion of this offering, however, the Company intends to pay each non-employee director a fee of $500 for each meeting attended by such director, but not less than $2,000 per year if they attend at least three meetings during the year. Outside directors who serve on board committees will be paid a fee of $100 for each committee meeting attended by such director. Directors will also be eligible to receive grants of options under the Plan.

         In March, 1999, the Board of Directors established a two-person audit committee of the Board. The audit committee will make recommendations to the Board of Directors regarding the selection of independent auditors, will review the results and scope of the audit and other services provided by the Company's independent certified public accountants and will review the Company's financial statements.

         A two-person compensation committee of the Board of Directors will also be established following the completion of this offering. The compensation committee will make recommendations to the Board of Directors concerning executive compensation and incentive compensation for officers and employees, including the administration of the Company's 1999 Stock Option Plan.

         The Board of Directors currently has no standing nominating committee.

         Effective March 15, 1999, the Company entered into Employment Agreements with Messrs. Jugal Taneja, Santostasi, LaGamba, Sekharam, Mihir Taneja, and Laird. Each employment, except for Mr. Santostasi's, has a term of three years. Mr. Santostasi's Employment Agreement ends on June 13, 2001. All Employment Agreements are renewed automatically for successive periods of one year after their expiration unless not less than 30 days prior to the end of the initial term or any one-year renewal period, one of the parties sends written notice to the other party of its intent to terminate the agreement. Salaries payable under the agreements are: Jugal Taneja - $150,000, Santostasi - $125,000, LaGamba - $125,000, Sekharam - $90,000, Mihir Taneja - $60,000, and
Laird - $85,000.

         In each case, the employees are permitted to participate in benefits and employee benefit plans of the Company that may be in effect from time to time, to the extent eligible, and each employee is entitled to receive an annual bonus as determined in the sole discretion of the Company's Board of Directors based on the Board's evaluation of the employee's performance and the financial performance of the Company. Each of the employees are eligible for grant of stock options in accordance with the provisions of the Plan, as determined by the Administrator of the Plan.

         The Company's Articles of Incorporation provide that the Company will indemnify its officers, directors and other eligible persons to the fullest extent permitted under the laws of the State of Florida. The Company has also entered into indemnification agreements with each of its current directors and executive officers which will provide for indemnification of, and advancement of expenses to, such persons for expenses and liability incurred by them by reason of the fact that they are or were a director, officer, shareholder of the Company including indemnification under circumstances in which indemnification and advancement of expenses are discretionary under Florida law.

         The Company believes that it is the position of the Securities and Exchange Commission that, insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Act of 1933, the provisions are against public policy as expressed in the Securities Act of 1933 and are, therefore, unenforceable.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the beneficial ownership of Company voting securities as of March 11, 1999, by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares of voting securities,
(ii) each director of the Company, (iii) the Named Executive Officer of the Company, and (iv) all directors and executive officers of the Company as a group. The information set forth in the table and accompanying footnotes has been furnished by the named beneficial owners. An asterisk denotes beneficial ownership of less than 1%. The Company's voting securities are its common stock and its Series A Convertible Preferred Stock, which vote together as one voting group.

                                                                     AMOUNT AND
                                                                     NATURE OF
                                                                     BENEFICIAL            PERCENT
    TITLE OF CLASS     NAME OF BENEFICIAL OWNER(1)                   OWNERSHIP(2)          OF CLASS
    --------------     ---------------------------                   ------------          --------
    Common Stock       Jugal K. Taneja(3).......................     1,172,927               33.2%
    Common Stock       Manju Taneja(4)..........................     1,032,851               29.2%
    Common Stock       William L. LaGamba(5)....................       435,000               12.3%
    Common Stock       Michele LaGamba(6)                              435,000               12.3%
    Common Stock       Mihir K. Taneja..........................       369,999               10.5%
    Common Stock       Mandeep Taneja...........................       369,999               10.5%

    Common Stock       Kotha S. Sekharam(7).....................       115,616                3.3%
    Common Stock       Martin A. Traber.........................        10,000                *
                       100 N. Tampa Street, 27th floor
                       Tampa, FL  33602

    Common Stock       All executive officers and directors.....     1,718,542               48.6%
                       as a group (9 persons)(9)

--------------

(1) Except as otherwise indicated, the address of each beneficial owner is c/o the Company at 6950 Bryan Dairy Road, Largo, FL 33777.

(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them.

(3) Includes 1,013,185 shares beneficially owned by Manju Taneja, Mr. Taneja's wife, as to which Mr. Taneja exercises no investment or voting power and disclaims beneficial ownership. Also includes (i) 70,076 shares owned by Carnegie Capital, Ltd. and (ii) 70,000 shares owned by First Delhi Family Partnership, Ltd. Mr. Taneja is the general partner of Carnegie Capital, Ltd. and of First Delhi Family Partnership, Ltd. As such, Mr. Taneja holds sole voting and investment power with respect to the shares held of record by Carnegie Capital and First Delhi Family Partnership, Ltd.

(4) Includes 19,666 shares beneficially owned by Jugal K. Taneja, Mrs. Taneja's husband, as to which Mrs. Taneja exercises no investment or voting power and disclaims beneficial ownership. Excludes (i) 70,076 shares owned by Carnegie Capital, Ltd., and (ii) 70,000 shares owned by First Delhi Family Partnership, Ltd., as to which Mrs. Taneja exercises no investment or voting power and disclaims beneficial ownership.

(5) Includes 196,000 shares owned by Michele LaGamba, Mr. LaGamba's wife, as to which Mr. LaGamba exercises no investment or voting power and disclaims beneficial ownership. Also includes and 126,000 shares held by Mr. LaGamba as custodian for their minor children.

(6) Includes 113,000 shares owned by William L. LaGamba, Mrs. LaGamba's husband and 126,000 shares held by Mr. LaGamba as custodian for their minor children, as to which Mrs. LaGamba exercises no investment or voting power and disclaims beneficial ownership.

(7) Includes 10,000 shares owned by Dr. Sekharam's wife, as to which Dr. Sekharam exercises no investment or voting power and disclaims beneficial ownership.

(8) Paul A. Santostasi, a director and the Vice chairman of the Company, does not beneficially own any common stock. Mr. Santostasi holds options to purchase 600,000 shares of common stock, none of which may be exercised within 60 days. Mr. Santostasi is a director, the president and the owner of 30% of the outstanding voting securities of U.S. Diversified Technologies. U.S. Diversified Technologies owns 310,000 shares of Company Series A Preferred Stock, each of which is entitled to one vote. As such, Mr. Santostasi shares investment and voting power with respect to the shares of Series A Preferred Stock held of record by U.S. Diversified Technologies as to which he disclaims beneficial ownership. Rakesh K. Sharma, M.D., a director of the Company, does not own any common shares.

                               MATTERS ACTED UPON

         The Restated Articles, the classification of the existing directors of the Company, and the 1999 Plan were approved by the written consent of the holders of record of approximately 60.86% of the Company's issued and outstanding shares of Common Stock and Series A Preferred Stock, voting as one class. The Restated Articles will be filed with the Florida Secretary of State and will be effective on the first business day following the twentieth day after this Information Statement is mailed to the shareholders or as soon thereafter as is practical. At that time, the Restated Articles will be effective. Options under the Plan will be available for issuance at any time after the effective date of the Consent.

         The Company is required, pursuant to Section 607.0704 of the Florida Business Corporation Act to give notice to those shareholders who have not consented in writing to the matters described herein. That notice is attached hereto as Attachment "A."

AMENDMENTS TO OLD ARTICLES

         GENERAL DISCUSSION. The Company's Board of Directors unanimously determined that certain amendments to the Old Articles were advisable and voted to recommend them to the Company's shareholders for approval. The Board of Directors also determined that it would be in the best interests of the Company to restate the Old Articles. The Restated Articles (a) classify the Board of Directors into three classes, as nearly equal in number as possible, each of which, after an interim arrangement, will serve for three years, with one class being elected each year; (b) provide that directors may be removed only with the approval of the holders of at least 75% of the voting power of the Company entitled to vote generally in the election of directors; (c) provide that any vacancy on the Board shall be filled by the majority of the directors then in office, though less than a quorum; (d) require that special meetings of shareholders can only be called by the Chairman of the Board, the Board of Directors or upon the request of the holders of at least 35% of the shares entitled to vote at the meeting; (e) require advance notice of stockholder introduction of business at stockholder meetings; and (f) increase the stockholder vote required to alter, amend or repeal the foregoing amendments or related amendments to the Bylaws from a majority to 75% of the voting power of the Company.

         As more fully discussed below, the Board of Directors believes the Restated Articles will enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board, and, at the same time, effectively reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Company's Board of Directors without the support of the incumbent Board. However, adoption of the Restated Articles may have significant effects on the ability of shareholders of the Company to change the composition of the incumbent Board of Directors and to benefit from certain transactions which are opposed by the incumbent Board.

         Approval of the Restated Articles has been obtained in an effort to secure fair treatment of the Company's shareholders in takeover situations and to reduce operational disruptions from such events. The Restated Articles were not proposed in direct response to any specific effort of which the Company is aware to obtain control of the Company.

         The Old Articles and the Bylaws do not now contain any provision intended by the Company to have or, to the knowledge of the Board of Directors having, an anti-takeover effect. However, under both the Old Articles and the Restated Articles, the shareholders have authorized and, as of March 10, 1999 there were unissued 3,535,224 shares of Common Stock, and 1,660,000 shares of unissued and undesignated Preferred Stock. Although the Board has no present intent of doing so (except with respect to 3,190,000 shares of Common Stock reserved for issuance upon exercise of outstanding warrants and options and upon conversion of Series A and Series B Preferred Stock), shares of authorized and unissued Common Stock and Preferred Stock and shares of Common Stock which may, in the future, be held in the treasury could be issued in one or more transactions or Preferred Stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, to effect a takeover of the Company. It should be noted that the voting rights to be accorded to any series of Preferred Stock remain to be fixed by the Board of Directors. Accordingly, if the Board so authorized, the holders of Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions under circumstances where Florida law does not require such class vote, or might be given a disproportionately large number of votes.

         ITEM (a) - AMENDMENT OF OLD ARTICLES TO PROVIDE FOR CLASSIFICATION OF THE BOARD OF DIRECTORS. The Bylaws now provide that all directors are to be elected to the Company's Board of Directors annually for a term of one year. The Bylaws authorize the number of directors to be increased or decreased from time to time, subject to the provisions of the Old Articles. New Article V of the Restated Articles (as set forth in Attachment A) provides that the Board will be divided into three classes of directors, each class to be as nearly equal in number of directors as possible. The Company's existing directors have been divided into three classes. Two directors will serve for a term expiring at the 1999 annual meeting of shareholders, two directors will serve for a term expiring at the 2000 annual meeting of shareholders and two directors will serve for a term expiring at the 2001 annual meeting of shareholders (in each case, until their respective successors are duly elected and qualified). Upon the effective date of the Restated Articles, the Bylaws will be amended to be consistent with the Restated Articles relating to classification of the Board.

         The Restated Articles do not permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of the Company's stock could now elect all of the directors being elected at any annual or special meeting of the Company's shareholders. However, the classification of the Board pursuant to the Restated Articles will apply to every election of directors, whether or not a change in control of the Company had occurred or the holders of a majority of the voting power of the Company desired to change the Board. The classification of directors will have the effect of making it more difficult to change the composition of the Board of Directors. At least two shareholder meetings, instead of one, will be required to effect a change in the control of the Board. The Board believes that the longer time required to elect a majority of a classified Board will help to assure the continuity and stability of the Company's management and policies in the future, since a majority of the directors at any given time will have prior experience as directors of the Company. It should also be noted that the classification provision will apply to every election of directors, whether or not a change in the Board would be beneficial to the Company and its shareholders and whether or not a majority of the Company's shareholders believes that such a change would be desirable.

         ITEM (b) - REMOVAL OF DIRECTORS AND FILLING VACANCIES ON THE BOARD.
Article V, Section 3 of the Restated Articles provides, in part, that a director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of the holders of at least 75% of the voting power of the shares entitled to vote generally in the election of directors. Under the Florida Business Corporation Act, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Company's Old Articles did not provide otherwise. A majority of the votes entitled to be cast on such removal would constitute a quorum for action on that matter. If a quorum exists, action on the removal of a director would be approved if the votes cast favoring the action exceeds the votes cast opposing the action. The Florida Business Corporation Act permits a company's articles of incorporation to require a greater number of affirmative votes for the removal of a director.

         Currently, Section 3.7 of the Company's Bylaws provides that a vacancy on the Board may be filled by a vote of a majority of the remaining directors, although less than a quorum or by the shareholders. Article V, Section 2 Restated of the Articles provides that a vacancy on the Board occurring during the course of the year, including a vacancy created by an increase in the number of directors, may be filled only by the remaining directors, and thus does not permit shareholders to fill Board vacancies, including vacancies resulting from removal of directors. In addition, Article V, Section 2 of the Restated Articles provides that any new director elected to fill a vacancy on the Board will serve for the remainder of the full term of the class in which the vacancy occurred rather than (as is presently the case) until the next annual meeting of shareholders. It also provides that no decrease in the number of directors shall shorten the term of any incumbent. Upon the effective date of the Restated Articles, the Bylaws will be amended to be consistent with the Restated Articles relating to Board vacancies.

         The provisions of the Restated Articles relating to the removal of directors and the filling of vacancies on the Board will promote continuity and stability in the Company's management, business and policies by precluding a third party from removing incumbent directors and simultaneously gaining control of the Board by filling the vacancies with its own nominees unless such third party controls 75% of the voting power of the Company's voting stock. Moreover, the provision that newly created directorships are to be filled by the Board would prevent a third party seeking majority representation on the Board of Directors from obtaining such representation simply by enlarging the Board and filling the new directorships created thereby with its own nominees.

         ITEM (c) - NOMINATIONS OF DIRECTOR CANDIDATES. Article VIII of the Restated Articles provides that nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote in them election of directors generally. However, shareholders intending to nominate candidates for election must deliver written notice thereof to the Secretary of the Company not later than 60 days in advance of meetings at which directors are scheduled to be elected. The Restated Articles further provide that the notice must set forth certain information concerning such nominee(s), including the name and business and residence address of each nominee, the principal occupation or employment of each such nominee, the number of shares of capital stock of the Company beneficially owned by each nominee and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s), and the consent of each nominee to serve as a director of the Company if so elected. Under the Amendment, if the Chairman of the meeting determines that a nomination of any person was not made in compliance with the foregoing procedure, such nomination will be void.

         The advance notice requirement, by regulating shareholder nominations at any meeting of shareholders, will afford the Board of Directors the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, inform shareholders about such qualifications. Although the Amendment does not give the Board of Directors any power to approve or disapprove of shareholder nominations for the election of directors, it may have the effect of precluding a contest for the election of directors if the procedures established by it are not followed and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors, without regard to whether this might be harmful or beneficial to the Company and its shareholders.

         ITEM (d) - INTRODUCTION OF BUSINESS AT SHAREHOLDERS' MEETING. Article VII of the Restated Articles provides that for business to be properly brought before an annual meeting, such business must be specified in a notice of meeting given by the Board or otherwise properly proposed by the Board, or be brought by a shareholder by giving notice thereof not less than 60 days before the meeting. That section also provides that a shareholder proposal must contain a brief description of the business and reasons for conducting the business at an annual meeting, the name and address of the shareholder making the proposal, the class and number of shares beneficially owned by such shareholder and any material interest of the shareholder in the business. The Amendment also provides that the Chairman of the meeting may determine that a shareholder proposal was not properly brought and therefore will not be placed before the meeting.

         This advance notice requirement will enable the Board of Directors to consider the merits of shareholder proposals and, if deemed necessary or desirable by the Board, to inform shareholders as to its position on any such proposals. Although the Amendment does not enable the Board to prevent the introduction of business, it may have the effect of precluding the introduction of a shareholder proposal if the procedures are not followed or it may discourage a shareholder from introducing a proposal, without regard to whether this might be harmful or beneficial to the Company and its shareholders.

         ITEM (e) - CALLING OF SPECIAL SHAREHOLDER MEETINGS. Article VI of the Restated Articles requires that shareholder action be taken at an annual meeting of shareholders or at a special meeting of shareholders called by the Chairman of the Board of Directors, pursuant to a resolution adopted by a majority of the entire Board, or upon the application of shareholders owning at least thirty-five percent (35%) of the stock entitled to vote at the special meeting. Under current Bylaw Section 2.3, which will be amended upon the effective date of the Restated Articles, the President or the Board of Directors can call a special meeting of the shareholders and the Company is required to call such a special meeting upon the application of shareholders owning one-tenth of the shares entitled to vote.

         After the effective date of the Restated Articles, shareholders owning less than 35% of the vote could not force shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the Board believed such consideration to be appropriate. Such a limitation will avoid the time and expense of requiring the Company to hold special meetings of shareholders on the application of a small minority of shareholders.

         ITEM (f) - INCREASED SHAREHOLDER VOTE FOR ALTERATION, AMENDMENT OR REPEAL OF PROPOSED AMENDMENTS. Under the Florida Business Corporation Act, unless otherwise provided in the articles of incorporation, amendments to the articles require approval by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights and, if the amendment would not create dissenters' rights, if the votes cast within the voting group favoring the action exceed the votes cast opposing the action. With respect to such super-majority provisions, the Florida Business Corporation Act requires that any amendment to the articles of incorporation that adds, changes, or deletes a greater voting requirement must be adopted by the same vote and voting groups required to take action under the voting requirements then in effect or proposed to be adopted, whichever is greater. As permitted by the provisions of the Florida Business Corporation Act, Articles V, VI, VII and VIII of the Restated Articles discussed above (see Items
(a) - (e)) would require the concurrence of the holders of at least 75% of the voting power of the Company entitled to vote generally in the election of directors for any addition, change or deletion thereof.

         The requirement of an increased shareholder vote is designed to prevent a shareholder with a majority of the voting power of the Company from avoiding the requirements of the proposed amendments by simply repealing them.

         PURPOSE AND EFFECTS OF THE AMENDMENT ITEMS (a) THROUGH (f). The purpose of the amendments to the Old Articles (Items (a) through (f)) and the related matters discussed above is to discourage certain types of transactions, described below, which involve an actual or threatened change of control of the Company. They are designed to make it more difficult and time-consuming to change majority control of the Board and thus to reduce the vulnerability of the Company to an unsolicited proposal for the takeover of the Company or an unsolicited proposal for the restructuring or sale of all or part of the Company. As more fully described below, the Board believes that, as a general rule, such unsolicited proposals are not in the best interests of the Company and its shareholders.

         There has been a trend toward the accumulation of substantial stock positions in public companies by third parties as a prelude to proposing a takeover or a restructuring or sale of all or part of the Company or other similar extraordinary corporate action. Such actions are often undertaken by the third party without advance notice to or consultation with management of the Company. In many cases, the purchaser seeks representation on the Company's board of directors in order to increase the likelihood that its proposal will be implemented by the Company. If the Company resists the efforts of the purchaser to obtain representation on the Company's board, the purchaser may commence a proxy contest to have its nominees elected to the board in place of certain directors or the entire board. In some cases, the purchaser may not truly be interested in taking over the Company, but uses the threat of a proxy fight and/or a bid to take over the Company as a means of forcing the Company to repurchase its equity position at a substantial premium over market price.

         The Board of Directors of the Company believes that the imminent threat of removal of the Company's management in such situations would severely curtail management's ability to negotiate effectively with such purchasers. Management would be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately by undertaken. If the real purpose of a takeover bid were to force the Company to repurchase an accumulated stock interest at a premium price, management would face the risk that if it did not repurchase the purchaser's stock interest, the Company's business and management would be disrupted, perhaps irreparably.

         Takeovers or changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Company's management are not necessarily detrimental to the Company and its shareholders. However, the Board believes that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals.

         The Restated Articles make more difficult or discourage a proxy contest or the assumption of control by a holder of a substantial block of the Company's stock or the removal of the incumbent Board and could thus increase the likelihood that incumbent directors will retain their positions. However, the Restated Articles help ensure that the Board, if confronted by a surprise proposal from a third party which has acquired a block of the Company's stock, will have sufficient time to review the proposal and alternatives thereto and, if deemed appropriate, to seek a premium price for the shareholders.

         The Restated Articles are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Company's management and Board of Directors. The Restated Articles could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its shareholders. In addition, since the Restated Articles are designed to discourage accumulations of large blocks of the Company's stock by purchasers whose objective is to have such stock repurchased by the Company at a premium, the Restated Articles could tend to reduce temporary fluctuations in the market price of the Company's stock which are caused by accumulations of large blocks of the Company's stock. Accordingly, shareholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price.

         ITEM (g) - ELIMINATION OF PROVISION NEGATING EXISTENCE OF PREEMPTIVE RIGHTS. The Restated Articles eliminate Article IV of the Old Articles negating the existence of preemptive rights because the Florida Business Corporation Act already provides that unless otherwise provided in the Articles of Incorporation, preemptive rights do not exist.

         ITEM (h) - COMBINATION AND REWORDING OF ARTICLES V AND VI OF THE OLD ARTICLES. The Restate Articles combine and reword Articles V and VI of the Old Articles dealing with the Company's principal office and mailing address, to better conform to the applicable provisions of ss.607.0202 of the Florida Business Corporation Act.

         ITEM (i) - ELIMINATION OF ARTICLE X OF THE OLD ARTICLES DEALING WITH SUPER MAJORITY VOTE. The Restated Articles eliminate the provisions of Article X of the Old Articles which reduced to a majority any requirement of the Florida Business Corporation Act which requires a two-thirds vote of the Company's voting shares. The Board of Directors does not believe that such a provision is necessary or desirable.

         ITEM (j) - DELETION OF ARTICLE XI OF THE OLD ARTICLES DEALING WITH THE COMPANY'S INCORPORATOR. The Restated Articles delete Article XI of the Old Articles, which identified the Company's incorporator and was of historical interest only.

CLASSIFICATION OF DIRECTORS

         After the effective date of the Restated Articles, the term of one of the present directors, Martin A. Traber, will expire at the 1999 annual meeting of shareholders, the end of the one-year term to which he was elected at the 1998 annual meeting; two present directors, Paul Santostasi and Kotha S. Sekharam, will serve for a term expiring at the 2000 annual meeting of shareholders; and the two remaining directors William L. LaGamba and Jugal K. Taneja will serve for a term expiring at the 2001 annual meeting of shareholders (or, in all cases, until their respective successors are elected and qualified). In the event of the death or disqualification or inability to serve of any of the directors listed above, the vacancy so arising will be filled by the Board of Directors. It is expected that the director whose term will expire at the 1999 annual meeting will be nominated for election to a three year term at that time.

APPROVAL OF THE 1999 STOCK OPTION PLAN

         GENERAL. The Plan provides for the grant of options in the form of incentive stock options ("incentive stock options") meeting the applicable statutory requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and options not meeting such requirements ("nonqualified stock options"). Each option granted under the Plan will be evidenced by a written stock option grant and agreement. The Plan is attached to this Proxy Statement as Attachment B. The summary of the Plan set forth herein is qualified in its entirety by reference to the Plan. The purposes of shareholder approval of the Plan were: (i) to permit the options to purchase 1,500,000 shares of Common Stock under the Plan to qualify for incentive stock option treatment pursuant to
Section 422 of the Code; and (ii) to satisfy the applicable requirements of The Nasdaq Stock Market, in the event that the Company's Common Stock is, in the future, listed for trading on the Nasdaq Market.

         SHARES SUBJECT TO OPTIONS. The Plan permits options to be granted to purchase up to 1,500,000 shares of Common Stock in the aggregate. As of the date hereof, no options have been granted under the Plan.

         A this time, it is not known which eligible directors, officers, employees and consultants, if any, will receive grants under the Plan or the number of shares which will be covered by any such grants. Such determinations will be made from time to time by the Administrator (as hereinafter defied). To the extent that options granted under the Plan expire or terminate without having been exercised in full, the Common Stock subject thereto will become available for further options under the Plan. Provision is made under the Plan for appropriate adjustment in the number of shares of Common Stock covered by each option granted thereunder and the related option price, in the event of any change in the Common Stock by reason of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights, or any other change in the capital structure of the Company.

         ADMINISTRATION. The Plan will be administered by the Company's Board of Directors (the "Board") or a committee (the "Committee") appointed by the Board (the "Administrator") which must be constituted to comply with applicable laws.

         Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to the Committee, and subject to the approval of any relevant authorities, the Administrator has the authority in its discretion to determine the fair market value of the

Company's Common Stock, to select the persons to whom options may from time to time be granted under the Plan, to determine the number of shares to be covered by each option, to approve forms of option grants for use under the Plan, and to determine the terms and conditions of options granted under the Plan. Such terms and conditions include, but are not limited to, the exercise price, the time or times when options may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its discretion, will determine. The Administrator also has the authority to determine whether and under what circumstances an option may be settled in cash instead of Common Stock, to reduce the exercise price of any option to the then fair market value if the fair market value of the Common Stock covered by the option has declined since the date the option was granted, to initiate an option exchange program, to prescribe, amend and rescind rules and regulations relating to the Plan, to allow optionees to satisfy withholding tax obligations by electing to have the Company withhold from the shares to be issued upon exercise of an option that number of shares having a fair market value equal to the amount required to be withheld and to construe and interpret the terms of the Plan and awards granted pursuant to the Plan. All decisions, determinations and interpretations of the Administrator are final and binding on all optionees.

         ELIGIBILITY. Directors and employees of the Company, including officers and directors employed by any parent or subsidiary of the Company and persons who are engaged by the Company or any parent or subsidiary of the Company to render consulting or advisory services are eligible to receive awards under the Plan. Such persons are referred to in the Plan as "Service Providers." Non-statutory stock options may be granted to Service Providers. Incentive stock options may only be granted to employees and are subject to certain limitations set forth in the Plan.

         TERM OF PLAN. The Plan became effective upon its adoption by the Board and continues in effect for a term of 10 years unless sooner terminated under the provisions of the Plan.

         TERM OF OPTIONS. The term of each option granted under the Plan must be stated in the option grant. However, the term can be no more than 10 years after the date of grant, subject to certain limitations in the case of incentive stock options.

         OPTION EXERCISE PRICE AND CONSIDERATION. The per share exercise price for the shares to be issued upon exercise of an option will be such price as is determined by the Administrator, but in the case of an incentive stock option granted to an employee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price must be no less than 110% of the fair market value per share on the date of grant. Incentive stock options granted to other employees must be at a purchase price not less than 100% of the fair market value per share on the date of grant.

         In the case of a non-statutory stock option granted to a person who, at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price must be no less than 110% of the fair market value per share on the date of grant. Non-statutory stock options granted to other persons must be at a per share exercise price no less than 100% of the fair market value on the date of grant. Notwithstanding the foregoing, options may be granted with a per share exercise price other than as described above pursuant to a merger or other corporate transaction.

         The consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, is determined by the Administrator. Such consideration may consist of cash, check, promissory note, other shares of Company Common Stock, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or any combination of the foregoing.

         EXERCISE OF OPTIONS. Options granted under the Plan are exercisable according to the terms of the Plan at such times and under such conditions as determined by the Administrator and set forth in the option grant. Except in the case of options granted to Company officers, directors and consultants, options must become exercisable at a rate of not less than 20% per year over five years after the date of grant. Unless the Administrator determines otherwise, vesting of options is tolled during any unpaid leave of absence.

         If an optionee ceases to be a service provider under the Plan, such optionee may exercise his or her option within such period of time as is specified in the option grant (at least 30 days) to the extent that the option is vested on the date of termination, but in no event later than the expiration of the term of the option as set forth in the option grant. In the absence of a specified time in the option grant, the option remains exercisable for three months following the optionee's termination. If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option revert to the Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the administrator, the option terminates and the shares covered by the option revert to the Plan.

         If an optionee ceases to be a service provider as a result of the optionee's disability, as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, the optionee may exercise his or her option within such period of time as is specified in the option grant (at least six months) to the extent the option is vested on the date of termination, but in no event later than the expiration of the term of the option as set forth in the option grant. In the absence of a specified time in the option grant, the option remains exercisable for 12 months following the optionee's termination. If on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option revert to the Plan. If after termination, the optionee does not exercise his or her option within the time specified in the Plan, the option terminates and the shares covered by the option revert to the Plan.

         If an optionee dies while a service provider, the option may be exercised within such period of time as is specified in the option grant (at least six months) to the extent that the option is vested on the date of death (but in no event later than the expiration of the term of the option as set forth in the option grant) by the optionee's estate or by a person who acquires the right to exercise the option by bequest or inheritance. In the absence of a specified time in the option grant, the option remains exercisable for 12 months following the optionee's termination. If, at the time of death, the optionee is not vested as to the entire option, the shares covered by the unvested portion of the option immediately revert to the Plan. If the option is not so exercised within the time specified in the Plan, the option terminates and the shares covered by the option revert to the Plan.

         AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time amend, alter, suspend or terminate the Plan, but no such action will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Administrator in writing.

         FEDERAL INCOME TAX CONSIDERATIONS. Under current federal tax law, the holder of an option that qualifies as an incentive stock option under Section 422 of the Code generally does not recognize income for federal income tax purposes at the time of the grant or exercise of an incentive stock option (but the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax). The optionee generally will be entitled to long-term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option if the shares have been held for more than two years from the date of grant of the option and for more than eighteen months after exercise, and the Company will not be entitled to any deduction for federal income tax purposes. If the optionee disposes of the stock before the expiration of either of these holding periods (a :disqualifying disposition"), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise (or, if less, the amount realized on disposition of the underlying stock) exceeds the applicable exercise price and a corresponding deduction will be allowed to the Company.

         Under current federal tax law, an optionee does not recognize income for federal income tax purposes upon the grant of a nonqualified stock option but must recognize ordinary income upon exercise to the extent of the excess of the fair market value of the underlying shares on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified option typically will give rise to capital gain or loss to the extent the amount realized for the sale differs from the fair market value of the shares on the date of exercise. This capital gain or loss will be long-term gain or loss if the shares sold had been held for more than eighteen months after the date of exercise.

                                         ATTACHMENT "A" TO INFORMATION STATEMENT


                 NOTICE OF SHAREHOLDER WRITTEN CONSENT TO ACTION
                                       OF
                                THE SHAREHOLDERS
                                       OF

                          DYNAMIC HEALTH PRODUCTS, INC.



To:      Shareholders of Dynamic Health Products, Inc.

         The attached copy of the Shareholder Written Consent to Action ("Consent") was signed by persons holding at least a majority of the issued and outstanding shares of voting stock of Dynamic Health Products, Inc. (the "Corporation"). The Consent approved (i) Articles of Amendment to the Corporation's Articles of Incorporation, (ii) the classification of the Corporation's Board of Directors, and (iii) the Corporation's 1999 Stock Option Plan.

         The Consent is subject to and the actions taken pursuant thereto are not effective until twenty days after the Corporation has filed with the Securities and Exchange Commission an Information Statement describing the actions taken in the Consent.

Dated this 11th day of March, 1999.



                                          DYNAMIC HEALTH PRODUCTS, INC.


                                          By:/s/ JUGAL K. TANEJA
                                          -------------------------------------
                                          Jugal K. Taneja, Chairman of the Board

                   ATTACHMENT TO NOTICE OF SHAREHOLDER WRITTEN CONSENT TO ACTION



                      SHAREHOLDER WRITTEN CONSENT TO ACTION


         The undersigned, as the holders of at least a majority of the issued and outstanding shares of Common Stock and Series B 6% Cumulative Convertible Preferred Stock, of Dynamic Health Products, Inc., a Florida corporation (the "Company") voting as one class, agree, adopt, consent to, and take the following actions under Section 607.0704 of the Florida Business Corporation Act (the "Act"):

         1. The undersigned waive all formal requirements, including the necessity of holding a formal or informal meeting and any requirement that notice of such meeting be given.

         2. The undersigned take the following corporate actions:

                           WHEREAS, it has been determined that it is in the best interests of the Company for it to (i) amend and restate its Articles of Incorporation in the form attached hereto as Exhibit "A" (the "Articles of Restatement") to provide for a classified Board of Directors and other related matters, and (ii) approve the Company's 1999 Stock Option Plan, the form of which is attached hereto as Exhibit "B" (the "Plan");

                           WHEREAS, the Company must, before the Articles of Restatement are filed with the Florida Secretary of State, comply with the requirements of Section 14 of the Securities and Exchange Act of 1934 (the "Act") by filing with the Securities and Exchange Commission and mailing to shareholders an Information Statement.

                           NOW, THEREFORE:

                           BE IT RESOLVED, that the Articles of Restatement and the Plan are approved.

                           BE IT FURTHER RESOLVED, that after the effective date of the Articles of Restatement, the term of Martin A. Traber will expire at the 1999 annual meeting of shareholders, the terms of Messrs. Santostasi and LaGamba will expire at the 2000 annual meeting of shareholders, and the terms of Messrs. Sekharam and Taneja will expire at the 2001 annual meeting of shareholders.

                           BE IT FURTHER RESOLVED, that the Amendment shall not be filed with the Florida Secretary of State until the Company has filed with the Securities and Exchange Commission and mailed to shareholders an Information.

         The undersigned execute the foregoing Shareholder Action by Written Consent for the purpose of giving their consent as of the 10th day of March, 1999.

                                                                         NUMBER OF SHARES
                             NAME                                        OWNED OF RECORD
                             ----                                        ----------------

/S/ MANJU TANEJA         ...................................               1,013,185(1)
-------------------------
Manju Taneja

/S/ JUGAL K. TANEJA      ...................................                  19,666(1)
-------------------------
Jugal K. Taneja

/S/ MIHIR TANEJA         ...................................                 369,999
-------------------------
Mihir Taneja

/S/ MANDEEP TANEJA       ...................................                 369,999
-------------------------
Mandeep Taneja

/S/ WILLIAM L. LAGAMBA         .............................                 196,000
-------------------------------
William L. LaGamba

/S/ WILLIAM L. LAGAMBA, AS CUSTODIAN........................                 126,000
------------------------------------
William L. LaGamba, as custodian

Carnegie Capital, Ltd.
By:/S/ JUGAL K. TANEJA                    ..................                  70,076
   ---------------------------------------
      Jugal K. Taneja, general partner

First Delhi Partnership, Ltd.
By:/S/ JUGAL K. TANEJA                    ..................                  70,000
   ---------------------------------------
      Jugal K. Taneja, general partner

/S/ KOTHA S. SEKHARAM        ...............................                 105,616(1)     % OF VOTING SECURITIES
-----------------------------                                               -------         ----------------------
Kotha S. Sekharam
                                        Total                             2,340,541                 60.86%

(1) Common Stock.

Total issued and outstanding shares of common stock as of March 10, 1999:                        3,535,224
Total issued and outstanding shares of 6% cumulative convertible preferred
  stock as of March 10, 1999:                                                                      310,000
                                                                                                 ---------
Total voting securities:                                                                         3,845,224
                                                                                                 =========

                                                      EXHIBIT "A" TO SHAREHOLDER
                                                       WRITTEN CONSENT TO ACTION

                             ARTICLES OF RESTATEMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                          DYNAMIC HEALTH PRODUCTS, INC.

         Pursuant to Section 607.5007 of the Florida Business Corporation Act, this Corporation adopts the following Articles of Restatement of its Articles of Incorporation as follows:

         1. The name of the corporation before and after restatement is Dynamic Health Products, Inc.

         2. The text of the restated Articles of Incorporation is attached hereto.

         3. The restated Articles of Incorporation contain amendments to the Corporation's Articles of Incorporation requiring shareholder approval. These Articles of Restatement were duly adopted pursuant to Sections 607.1003 and
607.1007 of the Florida Business Corporation Act by the Board of Directors of the Corporation on March 10, 1999 and by the Shareholder Written Consent to Action dated as of March 10, 1999. The number of votes cast in favor of these Articles of Restatement by the holders of the shares of Common Stock and Series A Convertible Preferred Stock, voting together as a class, was sufficient for the approval by such holders.

         4. The date of the adoption of the Restated Articles of Incorporation was March 10, 1999.

         5. These Articles of Restatement shall be effective upon filing.

Date:    _____________, 1999.

                                          /S/_______________________________
                                          Jugal K. Taneja, Chairman of the Board

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                            ARTICLES OF INCORPORATION

                                       OF

                          DYNAMIC HEALTH PRODUCTS, INC.

                                    ARTICLE I

                                      NAME

         The name of the Corporation is Dynamic Health Products, Inc.

                                   ARTICLE II

                                PRINCIPAL OFFICE

         The Corporation shall maintain its principal office at 6950 Bryan Dairy Road, Largo, FL 33777, or at such other place as the Board of Directors may designate from time to time.

                                   ARTICLE III

                                AUTHORIZED SHARES

         The total number of shares which the corporation shall have the authority to issue shall be twenty two million (22,000,000) shares, consisting of twenty million (20,000,000) shares of Common Stock and two million (2,000,000) shares of Preferred Stock, all having a par value of $0.01 per share. The preferred stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of preferred stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different shares of preferred stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

         Authority is hereby expressly granted to the Board of Directors from time to time to provide for the issuance of preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Florida Business Corporation Act. Without limited the generality of the foregoing, the resolutions providing for issuance of any series of preferred stock may provide that such series shall be superior or ranked equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in a resolution establishing a series of Preferred Stock, no vote of the holders of the preferred stock or common stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of these Articles of Incorporation.

         The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

         Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the State of Florida as may be required by the Florida Business Corporation Act including, without limitation, an amendment to the Articles of Incorporation.

             ESTABLISHMENT OF SERIES A CONVERTIBLE PREFERRED STOCK.

            Section 1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

                  1.1 "AVERAGE CLOSING PRICE" shall mean the average closing price of the Common Stock on the Applicable Trading Market.

                  1.2 "APPLICABLE TRADING MARKET" shall mean the OTC Bulletin Board or, if the Common Stock is listed for trading thereon, The Nasdaq Stock Market, operated by the National Association of Securities Dealers, Inc., or if neither of the foregoing is the principal market on which the Common Stock is then Traded or quoted any principal successor stock exchange or market where the Common Stock is listed or included

                  1.3 "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

                  1.4 "COMMON STOCK" shall mean the common stock, par value $.01 per share , of the Company, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

                  1.5 "COMPANY" shall mean Dynamic Health Products, Inc., a Florida corporation.

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

                  1.6 "CONVERSION DATE" shall mean the date upon which the Company receives the Notice of Conversion provided for in Section 5.2.

                  1.7 "CONVERSION RATE" shall have the meaning provided for in
Section 5.1.

                  1.8 "JUNIOR STOCK" shall mean the Common Stock and the shares of any other class or series of stock of the Company created on or after the issuance of the Series A Preferred Stock that, by the terms of the Articles of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Articles of Incorporation, shall fix the relative rights, preferences and limitations thereof, shall be junior to the Series A Preferred Stock in respect of the right to receive dividends or to participate in any other distribution of assets.

                  1.9 "LIQUIDATION PREFERENCE" shall mean, with respect to each share of Series B Preferred Stock, $5.00.

                  1.10 "MARKET VALUE" shall mean the Average Closing Price for a five consecutive trading day period.

                  1.11 "PARI PASSU STOCK" shall mean the shares of any class or series of stock of the Company created on or after the issuance of the Series A Preferred Stock that, by the terms of the Articles of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Articles of Incorporation, shall fix the relative rights, preferences and limitations thereof, shall, in the event that the amounts payable thereon in liquidation are not paid in full, be entitled to share ratably with the Series A Preferred Stock in any other distribution of assets in accordance with the sums or other consideration which would be payable in such distribution if all sums payable were discharged in full.

                  1.12 "PERSON" shall mean any individual, corporation, general partnership, limited partnership, limited liability Partnership, joint venture, association, joint-stock company, trust, limited liability Company, unincorporated organization or government or any agency or political subdivision thereof.

                  1.13 "SERIES A PREFERRED STOCK" shall mean the Series A Convertible Preferred Stock designated and created hereby.

        Section 2. CREATION AND DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK.

                  2.1 Pursuant to the authority conferred upon the Board of Directors by Article III of the Amended and Restated Articles of Incorporation of the Company, as amended, there is hereby created and the Company is hereby authorized to issue 400,000 shares of a first series of preferred stock, designated "Series A Convertible Preferred Stock," par value $.01 per share which shall have the terms, conditions, designation, preferences and privileges, relative, participating, optional and other special rights, qualifications, limitations and restrictions as provided for herein.

                  2.2 Each share of Series A Preferred Stock shall have the same rights and preferences as and be identical in all respects with each other share of Series A Preferred Stock.

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

                  2.3 The Company may create, authorize or issue any shares of Junior Stock or Pari Passu Stock or increase or decrease the amount of authorized capital stock of any class without the consent of the holders of Series A Preferred Stock and in taking such actions the Company shall not be deemed to have affected adversely the rights, preferences, privileges or voting rights of holders of shares of Series A Preferred Stock.

         Section 3. VOTING.

                The holders of record shares of Series A Preferred Stock and the holders of record of the Common Stock, voting as a single class, shall be entitled to one vote for each share on all matters submitted to the shareholders, subject to the right of the Board of Directors to fix a record date for the determination of shareholders entitled to notice of and to vote at any meeting.

         Section 4. LIQUIDATION RIGHTS.

                  4.1 In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to stockholders the Liquidation Preference in preference to the holders of, and before any distribution is made on, any Junior Stock, including, without limitation, on any Common Stock.

                  4.2 Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company nor the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, for the purposes of this Section 4.

                  4.3 After the payment to the holders of the shares of Series A Preferred Stock of full preferential amounts provided for in this Section 4, the holders of Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

                  4.4 In the event the assets of the Company available for distribution to the holders of shares of Series A Preferred Stock upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which holders are entitled pursuant to Section 4.1, no such distribution shall be made on account of any shares of any Pari Passu Stock upon such liquidation, dissolution or winding up unless proportionate distributable amounts shall be paid on account of the shares of Series A Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all Series A Preferred Stock and Pari Passu Stock are entitled upon such liquidation, dissolution or winding up.

         Section 5. CONVERSION.

                  5.1 The holder of Series A Preferred Stock shall have the right, at its option, at any time and from time to time to convert, subject to the terms and provisions of this Section 5, any or all of the holder's shares of Series A Preferred Stock. In such case, each share of Series A Preferred Stock shall be converted into one (1) (the "Conversion Rate") fully paid and nonassessable shares of Common Stock. In the event that the Average Closing Price of the Common Stock for any five consecutive trading day period after the date hereof is $5.00 per share or more (subject to adjustment upon the occurrence of the same events and in the same manner as is provided for in this
Section 5.1), each holder of Series A Preferred Stock shall be deemed to have automatically given notice of the conversion of all of such holder's shares of Series A Preferred Stock.

                  5.2 The conversion right of a holder of Series A Preferred Stock shall be exercised by the holder by the surrender of the certificates representing shares to be converted to the Company at any time during usual business hours at its principal place of business, accompanied by written notice (the "Notice of Conversion") that the holder elects to convert all or a portion of the shares of Series A Preferred Stock represented by such certificate. The Notice of Conversion shall read substantially as follows:

                  The undersigned holder (the "Holder") is surrendering to Dynamic Health Products, Inc., a Florida corporation (the "Company"), one or more certificates representing shares of Series A Convertible Preferred Stock of the Company (the "Series A Preferred Stock") in connection with the Conversion of all or a portion of the Series A Preferred Stock into shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") as set forth below.

                         1. The Holder understands that the Series A Preferred
                  Stock was issued by the Company pursuant to the exemption from registration under the United States Securities Act of 1933, as amended (the "Securities Act").

                         2. The Holder represents and warrants that all offers
                  and sales of the Common Stock issued to the Holder upon such conversion of the Series A Preferred Stock shall be made either pursuant to an effective registration statement under the Securities Act, in compliance with Rule 144, or pursuant to some other exemption from registration.

                         3. The Holder is subject to a lockup agreement dated
                  June ___, 1998.

                  Number of shares of Series A Preferred Stock being converted:
                  ___________.

                  Applicable Conversion Price:  _______.

                  Number of shares of Common Stock issuable: __________.

                                              Name of Holder:

                                              ____________________________
                                              (Signature of Holder)

         5.3 Immediately prior to the close of business on the date of receipt by the Company of Notice of Conversion, the converting holder of Series A Preferred Stock shall be deemed to be the holder of record of Common Stock issuable upon conversion of such holder's Series A Preferred Stock notwithstanding that certificates representing such Common Stock shall not then be actually delivered to such person. On the Conversion Date, all rights with respect to the shares of Series A Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except only the rights of holders thereof to (i) receive certificates for the number of shares of Common Stock into which such shares of Series A Preferred Stock have been converted; and (ii) exercise the rights to which they are entitled as holders of Common Stock.

         5.4 The Conversion Rate shall be subject to adjustment in case the Company shall at any time or from time to time (A) make a redemption payment or pay a dividend (or other distribution) payable in shares of Common Stock on any class of capital stock (which, for purposes of this Section 5.4 shall include, without limitation, any dividends or distributions in the form of options, warrants or other rights to acquire capital stock) of the Company; (B) subdivide the outstanding shares of Common Stock into a larger number of shares; (C) combine the outstanding shares of Common Stock into a smaller number of shares;
(D) issue any shares of its capital stock in a reclassification of the Common Stock; or (E) pay a dividend or make a distribution to all holders of shares of Common Stock pursuant to a stockholder rights plan, "poison pill" or similar arrangement then, and in each such case, the Conversion Rate in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series A Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 5.4 shall become effective retroactively (x) in the case of any such dividend or distribution, to the day immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

                  5.5 Upon any increase or decrease in the Conversion Rate, then, and in each such case, the Company promptly shall deliver to each holder of Series B Preferred Stock a certificate signed by an authorized officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Rate then in effect following such adjustment.

                  5.6 No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of any shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Series A Preferred Stock so surrendered. If the conversion of any share or shares of Series A Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the last reported closing bid price of the Common Stock on the Applicable Trading Market at the close of business on the trading day next preceding the day of conversion shall be paid to such holder in cash by the Company.

                  5.7 In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), each share of Series A Preferred Stock then outstanding shall, without the consent of any holder of Series A Preferred Stock, become convertible only into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock could have been converted immediately prior to such Transaction after giving effect to any adjustment event. The provisions of this Section 5.7 and any equivalent thereof in any such certificate similarly shall apply to successive Transactions. The provisions of this Section 5.7 shall be the sole right of holders of Series A Preferred Stock in connection with any Transaction and such holders shall have no separate vote thereon.

                  5.8 In the case of any distribution by the Company to its stockholders of substantially all of its assets, each holder of Series A Preferred Stock will participate PRO RATA in such distribution based on the number of shares of Common Stock into which such holders' shares of Series A Preferred Stock would have been convertible immediately prior to such distribution.

                  5.9 The Company shall at all times reserve and keep available for issuance upon the conversion of the Series A Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series A Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series A Preferred Stock.

                  5.10 The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series A Preferred Stock shall be made without charge to the converting holder of shares of Series A Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the holders of the shares of Series A Preferred Stock converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Series A Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

         Section 6. OTHER PROVISIONS.

                  6.1 With respect to any notice to a holder of shares of Series B Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any such action. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  6.2 Shares of Series A Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Florida law, have the status of authorized but unissued shares of Series A Preferred Stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of Series A Preferred Stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of Series A Preferred Stock of the Corporation, except that any issuance or reissuance of shares of Series A Preferred Stock must be in compliance with these Articles of Amendment.

                  6.3 All notices periods referred to herein shall commence on the date of the mailing of the applicable notice.

       ESTABLISHMENT OF SERIES B 6% CUMULATIVE CONVERTIBLE PREFERRED STOCK

         Section 1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

                  1.1 "ACCRUED DIVIDENDS" shall mean, with respect to any share of Preferred Stock, as of any date, the accrued and unpaid dividends on such share from and including the most recent Dividend Payment Date (or the Issue Date, if such date is prior to the first Dividend Payment Date) to but not including such date.

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

                  1.2 "AVERAGE CLOSING PRICE" shall mean the average closing price of the Common Stock on the Applicable Trading Market.

                  1.3 "APPLICABLE TRADING MARKET" shall mean the OTC Bulletin Board or, if the Common Stock is listed for trading thereon, The Nasdaq Stock Market, operated by the National Association of Securities Dealers, Inc., or if neither of the foregoing is the principal market on which the Common Stock is then Traded or quoted any principal successor stock exchange or market where the Common Stock is listed or included

                  1.4 "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

                  1.5 "COMMON STOCK" shall mean the common stock, par value $.01 per share , of the Company, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

                  1.6 "COMPANY" shall mean Dynamic Health Products, Inc., a Florida corporation.

                  1.7 "CONVERSION DATE" shall mean the date upon which the Company receives the Notice of Conversion provided for in Section 5.2.

                  1.8 "CONVERSION RATE" shall have the meaning provided for in
Section 5.1.

                  1.9 "DIVIDEND PAYMENT DATE" shall mean August 15 of each year, commencing August 15, 1999.

                  1.10 "DIVIDEND RECORD DATE" shall mean, with respect to each Dividend Payment Date, a date not more than 60 days nor less than 10 days preceding a Dividend Payment Date, as shall be fixed by the Board of Directors.

                  1.11 "ISSUE DATE" shall mean the date a share of Preferred Stock is issued by the Company.

                  1.12 "JUNIOR STOCK" shall mean the Common Stock and the shares of any other class or series of stock of the Company created on or after the issuance of the Series A Preferred Stock that, by the terms of the Articles of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Articles of Incorporation, shall fix the relative rights, preferences and limitations thereof, shall be junior to the Series A Preferred Stock in respect of the right to receive dividends or to participate in any other distribution of assets.

                  1.13 "LIQUIDATION PREFERENCE" shall mean, with respect to each share of Series B Preferred Stock, $2.50.

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


                  1.14 "MARKET VALUE" shall mean the Average Closing Price for a five consecutive trading day period.

                  1.15 "PARI PASSU STOCK" shall mean the shares of any class or series of stock of the Company created on or after the issuance of the Series B Preferred Stock that, by the terms of the Articles of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Articles of Incorporation, shall fix the relative rights, preferences and limitations thereof, shall, in the event that the amounts payable thereon in liquidation are not paid in full, be entitled to share ratably with the Series B Preferred Stock in any other distribution of assets in accordance with the sums or other consideration which would be payable in such distribution if all sums payable were discharged in full.

                  1.16 "PERSON" shall mean any individual, corporation, general partnership, limited partnership, limited liability Partnership, joint venture, association, joint-stock company, trust, limited liability Company, unincorporated organization or government or any agency or political subdivision thereof.

                  1.17 "SERIES B PREFERRED STOCK" shall mean the Series B 6% Cumulative Convertible Preferred Stock designated and created hereby.

         Section 2. CREATION AND DESIGNATION OF SERIES B 6% CUMULATIVE CONVERTIBLE PREFERRED STOCK.

                  2.1 Pursuant to the authority conferred upon the Board of Directors by Article III of the Amended and Restated Articles of Incorporation of the Company, as amended, there is hereby created and the Company is hereby authorized to issue 800,000 shares of a second series of preferred stock, designated "Series B 6% Cumulative Convertible Preferred Stock," par value $.01 per share, which shall have the terms, conditions, designation, preferences and privileges, relative, participating, optional and other special rights, qualifications, limitations and restrictions as provided for herein.

                  2.2 The shares of Series B Preferred Stock shall have no voting rights except as required by law.

                  2.3 Each share of Series B Preferred Stock shall have the same rights and preferences as and be identical in all respects with each other share of Series B Preferred Stock.

                  2.4 The shares of Series B Preferred Stock shall share ratably with the shares of Series A Convertible Preferred Stock of the Company ("Series A Preferred Stock") in amounts payable upon liquidation of the Company as provided for in Section 4 hereof.

                  2.5 The Company may create, authorize or issue any shares of Junior Stock or Pari Passu Stock or increase or decrease the amount of authorized capital stock of any class without the consent of the holders of Series B Preferred Stock and in taking such actions the Company shall not be deemed to have affected adversely the rights, preferences, privileges or voting rights of holders of shares of Series B Preferred Stock.

         Section 3. DIVIDENDS.

                  3.1 The holders of shares of the outstanding Preferred Stock on the Dividend Record date shall be entitled, out of funds legally available therefor, to receive dividends on each outstanding share of Preferred Stock, payable annually, in arrears, at the annual rate of 6% of the Liquidation Preference (the "Dividend Rate"). Such dividends shall be cumulative from the Issue Date and shall accrue on a day-to-day basis, whether or not earned or declared, from and after the Issue Date. Dividends payable for any partial dividend period shall be computed on the basis of actual days elapsed over a 360-day year consisting of twelve 30-day months.

                  3.2 Dividends may, at the option of the Company, be paid on any Dividend Payment Date either in cash, by issuing fully paid and nonassessable shares of Common Stock or a combination thereof. If the Company elects to pay dividends in shares of Common Stock, the number of shares of Common Stock to be distributed will be calculated by dividing such payment by the Market Value ending on the Dividend Payment Date. If the shares of Common Stock issued hereunder are not subject to an effective registration statement under the Securities Act of 1933, such shares shall be "restricted securities" and shall bear a restrictive legend prohibiting transfer without an opinion of counsel that registration is not required.

                  3.3 No dividends or other distributions (other than a dividend or distribution in Junior Stock, other than the Common Stock) may be declared, made or paid or set apart for payment on the Common Stock, Junior Stock or Pari Passu Stock, unless full cumulative dividends shall have been or contemporaneously are paid or declared and a sum sufficient for the payment thereof is set apart for such payment on all outstanding shares of Preferred Stock and such other Pari Passu Stock. Notwithstanding the foregoing, if full dividends have not been paid on the Preferred Stock or on any Pari Passu Stock, dividends may be declared and paid on the Preferred Stock and such Pari Passu Stock so long as the dividends are declared and paid pro rata so that the amounts of dividends declared per share of the Preferred Stock and such Pari Passu Stock will in all cases bear to each other the same ratio that Accrued Dividends on the shares of Preferred Stock and such Pari Passu Stock bear to each other.

                  3.4 Holders of shares of Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Preferred Stock which may be in arrears.

                  3.5 Accrued and unpaid dividends, with respect to converted shares shall be prorated based on a 360 day year and paid upon conversion.

                  3.6 To the extent that the amount of any dividend payable to a holder of Preferred Stock (in respect of all shares held by such holder) is payable in shares of Common Stock and does not equal a whole number of shares of Common Stock, such fractional amount shall be paid in cash to such holder of Preferred Stock.

         Section 4. LIQUIDATION RIGHTS.

                  4.1 Subject to the provisions of Section 2.4 hereof, in the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the shares of Series B Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to stockholders the Liquidation Preference plus Accrued Dividends thereon in preference to the holders of, and before any distribution is made on, any Junior Stock, including, without limitation, on any Common Stock.

                  4.2 Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company nor the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, for the purposes of this Section 4.

                  4.3 After the payment to the holders of the shares of Series A Preferred Stock and Series B Preferred Stock of full preferential amounts provided for in this Section 4, the holders of Series A Preferred Stock and Series B Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

                  4.4 In the event the assets of the Company available for distribution to the holders of shares of Series A Preferred Stock and Series B Preferred Stock upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which holders are entitled pursuant to Section 4.1, no such distribution shall be made on account of any shares of any Pari Passu Stock upon such liquidation, dissolution or winding up unless proportionate distributable amounts shall be paid on account of the shares of Series A Preferred Stock and Series B Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all Series A Preferred Stock and Series B Preferred Stock and Pari Passu Stock are entitled upon such liquidation, dissolution or winding up.

         Section 5. CONVERSION.

                  5.1 The holder of Series B Preferred Stock shall have the right, at its option, at any time and from time to time to convert, subject to the terms and provisions of this Section 5, any or all of the holder's shares of Series B Preferred Stock. In such case, each share of Series B Preferred Stock shall be converted into one (1) (the "Conversion Rate") fully paid and nonassessable shares of Common Stock. No payment or adjustment shall be made in respect of dividends on the Common Stock or the Series B Preferred Stock upon conversion. In the event that the Average Closing Price of the Common Stock for any five consecutive trading day period after the date hereof is $5.00 per share or more (subject to adjustment upon the occurrence of the same events and in the same manner as is provided for in this Section 5.1), each holder of Series B Preferred Stock shall be deemed, on the first day after such five-day period, to have automatically given notice of the conversion of all of such holder's shares of Series B Preferred Stock and in that event all holders shall follow the procedure set forth in Section 5.2.

                  5.2 The conversion right of a holder of Series B Preferred Stock shall be exercised by the holder by the surrender of the certificates representing shares to be converted to the Company at any time during usual business hours at its principal place of business, accompanied by written notice (the "Notice of Conversion") that the holder elects to convert all or a portion of the shares of Series B Preferred Stock represented by such certificate. The Notice of Conversion shall read substantially as follows:

                  The undersigned holder (the "Holder") is surrendering to Dynamic Health Products, Inc., a Florida corporation (the "Company"), one or more certificates representing shares of Series B 6% Cumulative Convertible Preferred Stock of the Company (the "Series B Preferred Stock") in connection with the Conversion of all or a portion of the Series B Preferred Stock into shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") as set forth below.

                         1. The Holder understands that the Series B Preferred
                  Stock was issued by the Company pursuant to the exemption from registration under the United States Securities Act of 1933, as amended (the "Securities Act").

                         2. The Holder represents and warrants that all offers
                  and sales of the Common Stock issued to the Holder upon such conversion of the Series B Preferred Stock shall be made either pursuant to an effective registration statement under the Securities Act, in compliance with Rule 144, or pursuant to some other exemption from registration.

                  Number of shares of Series B Preferred Stock being converted:
                  ___________.

                  Applicable Conversion Price:  _______.

                  Number of shares of Common Stock issuable: __________.

                                               Name of Holder:

                                               ___________________________
                                               (Signature of Holder)

         5.3 Immediately prior to the close of business on the date of receipt by the Company of Notice of Conversion, the converting holder of Series B Preferred Stock shall be deemed to be the holder of record of Common Stock issuable upon conversion of such holder's Series B Preferred Stock notwithstanding that certificates representing such Common Stock shall not then be actually delivered to such person. On the Conversion Date, all rights with respect to the shares of Series B Preferred Stock so converted, including the rights, if any, to receive dividends and notices, will terminate, except only the rights of holders thereof to (i) receive certificates for the number of shares of Common Stock into which such shares of Series B Preferred Stock have been converted; and (ii) exercise the rights to which they are entitled as holders of Common Stock.

         5.4 The Conversion Rate shall be subject to adjustment in case the Company shall at any time or from time to time (A) make a redemption payment or pay a dividend (or other distribution) payable in shares of Common Stock on any class of capital stock (which, for purposes of this Section 5.4 shall include, without limitation, any dividends or distributions in the form of options, warrants or other rights to acquire capital stock) of the Company; (B) subdivide the outstanding shares of Common Stock into a larger number of shares; (C) combine the outstanding shares of Common Stock into a smaller number of shares;
(D) issue any shares of its capital stock in a reclassification of the Common Stock; or (E) pay a dividend or make a distribution to all holders of shares of Common Stock pursuant to a stockholder rights plan, "poison pill" or similar arrangement then, and in each such case, the Conversion Rate in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Series B Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series B Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 5.4 shall become effective retroactively (x) in the case of any such dividend or distribution, to the day immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

                  5.5 Upon any increase or decrease in the Conversion Rate, then, and in each such case, the Company promptly shall deliver to each holder of Series B Preferred Stock a certificate signed by an authorized officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Rate then in effect following such adjustment.

                  5.6 No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of any shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same holder the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Series B Preferred Stock so surrendered. If the conversion of any share or shares of Series B Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the last reported closing bid price of the Common Stock on the Applicable Trading Market at the close of business on the trading day next preceding the day of conversion shall be paid to such holder in cash by the Company.

                  5.7 In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), each share of Series B Preferred Stock then outstanding shall, without the consent of any holder of Series B Preferred Stock, become convertible only into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such share of Series B Preferred Stock could have been converted immediately prior to such Transaction after giving effect to any adjustment event. The provisions of this Section 5.7 and any equivalent thereof in any such certificate similarly shall apply to successive Transactions. The provisions of this Section 5.7 shall be the sole right of holders of Series B Preferred Stock in connection with any Transaction and such holders shall have no separate vote thereon.

                  5.8 In the case of any distribution by the Company to its stockholders of substantially all of its assets, each holder of Series B Preferred Stock will participate PRO RATA in such distribution based on the number of shares of Common Stock into which such holders' shares of Series B Preferred Stock would have been convertible immediately prior to such distribution.

                  5.9 The Company shall at all times reserve and keep available for issuance upon the conversion of the Series B Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series B Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series B Preferred Stock.

                  5.10 The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series B Preferred Stock shall be made without charge to the converting holder of shares of Series B Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the holders of the shares of Series B Preferred Stock converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Series B Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

         Section  6. OTHER PROVISIONS.

                  6.1 With respect to any notice to a holder of shares of Series B Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any such action. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  6.2 Shares of Series B Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Florida law, have the status of authorized but unissued shares of Series B Preferred Stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of Series B Preferred Stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of Series B Preferred Stock of the Corporation, except that any issuance or reissuance of shares of Series B Preferred Stock must be in compliance with these Articles of Amendment.

                  6.3 All notices periods referred to herein shall commence on the date of the mailing of the applicable notice.

                                   ARTICLE IV

                           REGISTERED AGENT AND OFFICE

         The registered agent of the Corporation is CT Corporation System and its address is 1200 S. Pine Island Road, Plantation, Florida 33324.

                                    ARTICLE V

                               BOARD OF DIRECTORS

         Section 1. NUMBER, ELECTION AND TERMS OF DIRECTORS. Except as otherwise fixed by or pursuant to the provisions of Article III hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the Directors of the Company shall be fixed from time to time by or pursuant to the Bylaws of the Company. The Directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the Bylaws of the Company, one class to be originally classified for a term expiring at the annual meeting of shareholders to be held in 1999, another class to be originally classified for a term expiring at the annual meeting of shareholders to be held in 2000, and another class to be originally classified for a term expiring at the annual meeting of shareholders to be held in 2001, with each director to hold office until his or her successor shall have been duly elected and qualified. At each meeting of the shareholders of the Company, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

         Section 2. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Except as otherwise provided for or fixed by or pursuant to the provisions of Article III hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been duty elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

         Section 3. REMOVAL. Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect Directors under specified circumstances, any Director may be removed from office, with or without cause, only by the affirmative vote of the holders of 75% of the voting power of all shares of the Company entitled to vote generally in the election of Directors, voting together as a single class.

         Section 4. AMENDMENT, REPEAL, OR ALTERATION. Notwithstanding anything contained in these Amended and restated Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article V.

                                   ARTICLE VI

         Section 1. CALLING OF SPECIAL SHAREHOLDERS MEETINGS. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, special meetings of shareholders of the Company may be called only by the Chairman of the Board, by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or by written requests signed, dated and delivered to the Secretary of the Company by the holders of record of at least 35% of all the votes entitled to be cast on the issues proposed to be considered at the meeting and describing the purposes for which it is to be held.

         Section 2. AMENDMENT, REPEAL, OR ALTERATION. Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article VI.

                                   ARTICLE VII

         Section 1. NOTICE OF SHAREHOLDER BUSINESS. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than 60 days prior to the meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. Notwithstanding anything in this Articles to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article VII. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article VII and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         Section 2. AMENDMENT, REPEAL, OR ALTERATION. Notwithstanding anything contained in these Amended and Restated Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article VII.

                                  ARTICLE VIII

         Section 1. ELIGIBILITY TO MAKE NOMINATIONS. Nominations of candidates for election as directors of the Company at any meeting of shareholders called for election of directors, in whole or in part (an "Election Meeting"), may be made by the Board of Directors ("Board") or by any shareholder entitled to vote at such Election Meeting.

         Section 2. PROCEDURE FOR NOMINATIONS BY THE BOARD OF DIRECTORS. Nominations made by the Board shall be made as provided in the Bylaws.

         Section 3. PROCEDURE FOR NOMINATIONS BY SHAREHOLDERS. Not less than 60 days prior to the date of the Election Meeting any shareholder who intends to make a nomination at the Election Meeting shall deliver a notice to the Secretary of the Company setting forth (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Company which are beneficially owned by each such nominee and (iv) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominees. Such notice shall include a signed consent to serve as a director of the Company, if elected, of each such nominee.

         Section 4. SUBSTITUTION OF NOMINEES. In the event that a person is validly designated as a nominee in accordance with paragraph 2 or paragraph 3 hereof and shall thereafter become unable or unwilling to stand for election to the Board, the Board or the shareholder who proposed such nominee, as the case maybe, may designate a substitute nominee.

         Section 5. DETERMINATION OF COMPLIANCE WITH PROCEDURES. If the Chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

         Section 6. AMENDMENT, REPEAL, OR ALTERATION. Notwithstanding anything contained in these Amended and Restated Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article VIII, unless such alteration, amendment, or repeal is unanimously recommended by the Board of Directors.

                                   ARTICLE IX

                                 INDEMNIFICATION

         The Corporation shall indemnify such persons as it is permitted to indemnify by Section 607.0850 of the Florida Business Corporation Act, and the heirs, executors, and administrators of such persons, to the full extent permitted by, but in accordance with the provisions of that Section. Reference to Section 607.0850 in the previous sentence shall constitute a reference to any legislation hereafter enacted by the Florida Legislature on the same general subject as present Section 607.0850, whether by amendment of that Section or by substitution of differently numbered material for it. Notwithstanding the foregoing, except as otherwise required by Section 607.0850, a person who would be entitled to indemnity only as an agent (a director, officer, employee or trustee not to be considered an "agent" for purposes of this sentence) of the corporation or only as an agent of another entity, shall not be entitled to indemnity.

                            EXHIBIT "B" TO SHAREHOLDER WRITTEN CONSENT TO ACTION

                          DYNAMIC HEALTH PRODUCTS, INC.
                             1999 STOCK OPTION PLAN

      1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Administrator at the time of grant.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

         (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

         (c) "BOARD" means the Board of Directors of the Company.

         (d) "CODE" means the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

         (f) "COMMON STOCK" means the Common Stock of the Company.

         (g) "COMPANY" means Dynamic Health Products, Inc., a Florida corporation.

         (h) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

         (i) "DIRECTOR" means a member of the Board of Directors of the Company.

         (j) "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider (defined below) shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non statutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Values hall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (o) "NON-STATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (q) "OPTION" means a stock option granted pursuant to the Plan.

         (r) "OPTION GRANT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Grant is subject to the terms and conditions of the Plan.

         (s) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

         (t) "OPTIONED STOCK" means the Common Stock subject to an Option.

         (u) "OPTIONEE" means the holder of an outstanding Option granted under the Plan.

         (v) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (w) "PLAN" means this Dynamic Health Products, Inc. 1999 Stock Option Plan.

         (x) "SECTION 16(B)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

         (y) "SERVICE PROVIDER" means an Employee, Director or Consultant.

         (z) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

             (aa) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 1,500,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

      4. ADMINISTRATION OF THE PLAN.

         (a) ADMINISTRATOR. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion: (i) to determine the Fair Market Value; (ii) to select the Service Providers to whom Options may from time to time be granted hereunder; (iii) to determine the number of Shares to be covered by each such award granted hereunder; (iv) to approve forms of Option Grants for use under the Plan; (v) to determine the terms and conditions of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock; (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; (viii) to initiate an Option Exchange Program; (ix) to prescribe, amend and rescind rules and regulations relating to the Plan; (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

         (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

      5. ELIGIBILITY.

         (a) Non-statutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         (b) Each Option shall be designated in the Option Grant as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-statutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

      6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

      7. TERM OF OPTION. The term of each Option shall be stated in the Option Grant; provided, however, that the term shall be no more than ten (10) years after the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years after the date of grant or such shorter term as may be provided in the Option Grant.

      8. OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

             (i) In the case of an Incentive Stock Option

                 (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                 (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Non-statutory Stock Option

                 (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                 (B) granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (l) cash,(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

      9. EXERCISE OF OPTIONS.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Grant. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years after the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives:

             (i) written or electronic notice of exercise (in accordance with the Option Grant) from the person entitled to exercise the Option, and

             (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Grant and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Grant (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      10. NON-TRANSFERABILITY OF OPTIONS. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days after the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

      13. AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) SHAREHOLDER APPROVAL. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

      14. CONDITIONS UPON ISSUANCE OF SHARES.

         (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      15. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      16. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      17. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

      18. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

      Adopted by the Board of Directors on ______________, 1999.

                          DYNAMIC HEALTH PRODUCTS, INC.
                  1999 STOCK OPTION PLAN STOCK OPTION GRANT

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this "Option Grant".

      I. NOTICE OF STOCK OPTION GRANT. The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Grant, as follows:

      Optionee ____________________

      Date of Grant _______________

      Exercise Price per Share $______________

      Total Number of Shares Granted _______________

      Type of Option: Incentive Stock Option/Non-statutory Stock Option

      Stock Option Expiration Date: The Option shall terminate with respect to the vested portions thereof three (3) months following termination of Optionee's employment with the Company; provided, however, that in the case of termination of employment by reason of death or disability, the Option shall terminate with respect to the vested portions thereof three (3) years following termination of employment. The Option shall be cancelled with respect to the non-vested portion thereof on the date of termination of employment.

      Vesting Schedule: This Option shall be exercisable, in whole or in part, according to the following vesting schedule: [HOLD].

      II. AGREEMENT

      1. GRANT OF OPTION. The Administrator of the Company hereby grants to ______________ the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Grant, the terms and conditions of the Plan shall prevail. If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Non-statutory Stock Option ("NSO").

      2. EXERCISE OF OPTION.

         (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Grant.

         (b) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

      3. OPTIONEE'S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

      4. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be:

         (a) by cash or check; or

         (b) in the sole discretion of the Administrator and upon request of the Optionee, by either of the following, or a combination thereof: (1) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or (2) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

      5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

      6. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Grant shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      7. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

      8. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a) EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

         (b) EXERCISE OF NON-STATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Non-statutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         (c) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held. In addition to the holding periods described above, in order to realize the lowest capital gains tax rates under the Taxpayer Relief Act of 1997, the Shares must be held for at least eighteen months.

         (d) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

      10. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Florida.

      11. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION GRANT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof Optionee has reviewed the Plan and this Option Grant in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Grant. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                               DYNAMIC HEALTH PRODUCTS, INC.


_______________________________         By: _________________________________
Signature
                                        Title _______________________________
_______________________________
Print Name


Residence Address:


_______________________________

_______________________________

_______________________________

                                            EXHIBIT A TO PLAN STOCK OPTION GRANT

                     1999 STOCK OPTION PLAN EXERCISE NOTICE

Dynamic Health Products, Inc.
Attention: President

      1. EXERCISE OF OPTION. Effective as of today, _____________________, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase __________ shares of the Common Stock (the "Shares") of Dynamic Health Products, Inc. (the "Company") under and pursuant to the 1999 Stock Option Plan (the "Plan") and the Stock Option Grant dated _______________ (the "Option Grant").

      2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Grant.

      3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Grant and agrees to abide by and be bound by their terms and conditions.

      4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Plan.

      5. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

      6. RESTRICTIVE LEGENDS AND STOP TRANSFER ORDERS.

            (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

            (b) STOP TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

      7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

      8. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

      9. GOVERNING LAW SEVERABILITY. This Agreement is governed by the internal substantive laws but not the choice of law rules of Florida.

      10. ENTIRE AGREEMENT. The Plan and Option Grant are incorporated herein by reference. This Agreement, the Plan, the Option Grant and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                            Accepted by:

OPTIONEE:                                DYNAMIC HEALTH PRODUCTS, INC.


_______________________________          By: ________________________________
Signature
                                         Title: _____________________________

_______________________________
Print Name

Date Received: ________________

Residence Address:

_______________________________

_______________________________

_______________________________

                                            EXHIBIT B TO PLAN STOCK OPTION GRANT

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE: COMPANY:  DYNAMIC HEALTH PRODUCTS, INC.

SECURITY: COMMON STOCK

AMOUNT: $__________________________

DATE: _____________________________

      In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

      (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

      (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of Florida and any other legend required under applicable state securities laws.

      (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. Because the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of this paragraph.

      (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


___________________________________________
Signature of Optionee


___________________________________________
Print Name